Exhibit 99.3

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

Index of Financial Statements

Calumet Specialty Products Partners, L.P. Unaudited Pro Forma Consolidated Financial Statements:

Introduction	2
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019	3
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2019	4
Unaudited Pro Forma Consolidated Statement of Operations for the twelve months ended June 30, 2019	5
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018	6
Notes to Unaudited Pro Forma Financial Statements	7

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

INTRODUCTION

On November 10, 2019, a wholly owned subsidiary of Calumet Specialty Products Partners, L.P. (the “Company”) completed the sale to Starlight Relativity Acquisition Company LLC (“Starlight”) of all of the issued and outstanding membership interests in Calumet San Antonio Refining, LLC (“Calumet San Antonio”), pursuant to a membership interest purchase agreement (the “Purchase Agreement”), for $63.0 million in cash minus an adjustment of $3.9 million for net working capital, inventories and reimbursement of certain transaction costs (the “San Antonio Transaction”), with an effective date of November 1, 2019.  Calumet San Antonio owns a refinery located in San Antonio, Texas (the “San Antonio Refinery”) and associated inventories, including the Elmendorf Terminal and related pipeline from the Elmendorf Terminal to the San Antonio Refinery. The San Antonio Transaction does not qualify as discontinued operations as it does not represent a strategic shift that will have a major effect on the Company's operations or financial results.

In connection with the San Antonio Transaction, the Company entered into a Settlement and Release Agreement (the “Settlement Agreement”) by and among the Company, Calumet San Antonio, TexStar Midstream Logistics, L.P. (“TexStar”), TexStar Midstream Logistics Pipeline, LP and Tailwater Capital, LLC, pursuant to which the Company agreed to pay TexStar and its affiliates a cash payment of $1.0 million and the parties mutually agreed to dismiss the litigation among the parties with respect to the Throughput and Deficiency Agreement (the “Pipeline Agreement”) and mutually release each other with respect to the dispute relating to the termination of the Pipeline Agreement. As a result of the Settlement Agreement, the Company derecognized a liability in the amount of $38.1 million related to the Pipeline Agreement, which was previously included in the Company’s consolidated balance sheet. Refer to Note 2 - “Pro Forma Adjustments and Assumptions” for further information.

Following are the Company’s Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019 and Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2019, the twelve months ended June 30, 2019 and the year ended December 31, 2018 (collectively, the “Unaudited Pro Forma Consolidated Financial Statements”).

The Unaudited Pro Forma Consolidated Financial Statements and accompanying notes should be read together with the Company’s related historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission. The Unaudited Pro Forma Consolidated Balance Sheet and the Unaudited Pro Forma Consolidated Statements of Operations were derived by adjusting the historical consolidated financial statements of the Company. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the San Antonio Transaction may differ from the effects reflected in the Unaudited Pro Forma Consolidated Financial Statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the San Antonio Transaction and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the Unaudited Consolidated Pro Forma Financial Statements.

The Unaudited Consolidated Pro Forma Financial Statements are not necessarily indicative of the consolidated financial condition or results of operations of the Company had the San Antonio Transaction actually been completed at the beginning of the earliest period presented or as of the date specified. Moreover, the Unaudited Pro Forma Consolidated Financial Statements do not project the consolidated financial position or results of operations of the Company for any future period or at any future date.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(in millions)

	As of June 30, 2019
	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$173.5	$55.8	(a)	$229.3
Accounts receivable, net:
Trade	232.0	(18.0)	(b)	214.0
Other	27.6	(13.0)	(b)	14.6
	259.6	(31.0)		228.6
Inventories	285.1	(10.9)	(b)	274.2
Derivative assets	0.7	—		0.7
Prepaid expenses and other current assets	11.8	(0.5)	(b)	11.3
Total current assets	730.7	13.4		744.1
Property, plant and equipment, net	1,055.8	(80.3)	(b)	975.5
Investment in unconsolidated affiliate	9.3	—		9.3
Goodwill	171.4	—		171.4
Other intangible assets, net	79.6	—		79.6
Operating lease right-of-use assets	123.6	(1.8)	(b)	121.8
Other noncurrent assets, net	36.7	(5.2)	(b)	31.5
Total assets	$2,207.1	$(73.9)		$2,133.2
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Accounts payable	$252.6	$(42.5)	(b)	$210.1
Accrued interest payable	29.6	—		29.6
Accrued salaries, wages and benefits	26.3	(0.7)	(b)	25.6
Other taxes payable	17.9	(3.2)	(b)	14.7
Obligations under inventory financing agreements	125.5	—		125.5
Other current liabilities	79.8	(36.7)	(c) (d)	43.1
Current portion of operating lease liabilities	62.1	(0.6)	(b)	61.5
Current portion of long-term debt	2.0	—		2.0
Total current liabilities	595.8	(83.7)		512.1
Pension and postretirement benefit obligations	4.5	—		4.5
Other long-term liabilities	1.4	18.8	(b) (e)	20.2
Long-term operating lease liabilities	62.5	(1.5)	(b)	61.0
Long-term debt, less current portion	1,475.8	—		1,475.8
Total liabilities	2,140.0	(66.4)		2,073.6
Commitments and contingencies
Partners’ capital:
Limited partners’ interest	61.7	(7.4)	(f)	54.3
General partner’s interest	12.9	(0.1)	(f)	12.8
Accumulated other comprehensive loss	(7.5)	—		(7.5)
Total partners’ capital	67.1	(7.5)		59.6
Total liabilities and partners’ capital	$2,207.1	$(73.9)		$2,133.2

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in millions except unit and per unit data)

	Six Months Ended June 30, 2019
	Historical	Pro Forma Adjustments		Pro Forma
Sales	$1,748.2	$(218.1)	(g)	$1,530.1
Cost of sales	1,505.1	(210.3)	(g)	1,294.8
Gross profit	243.1	(7.8)		235.3
Operating costs and expenses:
Selling	27.6	—		27.6
General and administrative	72.7	(0.2)	(g)	72.5
Transportation	67.5	(3.5)	(g)	64.0
Taxes other than income taxes	9.8	(1.2)	(g)	8.6
Loss on impairment and disposal of assets	27.9	(10.7)	(g)	17.2
Other operating income	(0.9)	(0.1)	(g)	(1.0)
Operating income	38.5	7.9		46.4
Other income (expense):
Interest expense	(65.4)	1.0	(g)	(64.4)
Gain from debt extinguishment	0.7	—		0.7
Gain on derivative instruments	19.4	—		19.4
Other	6.6	—		6.6
Total other expense	(38.7)	1.0		(37.7)
Net income (loss) from continuing operations before income taxes	(0.2)	8.9		8.7
Income tax expense from continuing operations	0.2	—		0.2
Net income (loss) from continuing operations	$(0.4)	$8.9		$8.5
Allocation of Net income (loss):
Net income (loss)	$(0.4)	$8.9		$8.5
Less:
General partner’s interest in net income (loss)	—	0.2		0.2
Net income (loss) available to limited partners	$(0.4)	$8.7		$8.3
Weighted average limited partner units outstanding:
Basic	78,111,857			78,111,857
Diluted	78,111,857			78,192,654
Limited partners’ interest basic and diluted net income (loss) per unit:
From continuing operations	$—			$0.11
Limited partners’ interest	$—			$0.11

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in millions except unit and per unit data)

	Twelve Months Ended June 30, 2019
	Historical	Pro Forma Adjustments		Pro Forma
Sales	$3,549.7	$(443.2)	(g)	$3,106.5
Cost of sales	3,106.5	(442.9)	(g)	2,663.6
Gross profit	443.2	(0.3)		442.9
Operating costs and expenses:
Selling	60.5	—		60.5
General and administrative	122.7	(0.4)	(g)	122.3
Transportation	141.4	(6.7)	(g)	134.7
Taxes other than income taxes	20.6	(2.5)	(g)	18.1
Loss on impairment and disposal of assets	27.9	(10.7)	(g)	17.2
Gain on sale of business, net	(4.8)	—		(4.8)
Other operating income	(1.6)	(2.1)	(g)	(3.7)
Operating income	76.5	22.1		98.6
Other income (expense):
Interest expense	(138.2)	3.9	(g)	(134.3)
Debt extinguishment costs	0.7	—		0.7
Gain on derivative instruments	52.5	—		52.5
Loss from unconsolidated affiliates	(3.7)	—		(3.7)
Gain on sale of unconsolidated affiliates	0.2	—		0.2
Other	15.0	(0.8)	(g)	14.2
Total other expense	(73.5)	3.1		(70.4)
Net income from continuing operations before income taxes	3.0	25.2		28.2
Income tax expense from continuing operations	0.3	—		0.3
Net income from continuing operations	2.7	25.2		27.9
Net loss from discontinued operations, net of tax	(1.5)	—		(1.5)
Net income	$1.2	$25.2		$26.4
Allocation of Net income:
Net income	$1.2	$25.2		$26.4
Less:
General partner’s interest in net income	—	0.5		0.5
Net income available to limited partners	$1.2	$24.7		$25.9
Weighted average limited partner units outstanding:
Basic and diluted	77,943,992			77,943,992
Limited partners’ interest basic and diluted net income (loss) per unit:
From continuing operations	$0.03			$0.36
From discontinued operations	$(0.02)			$(0.02)
Limited partners' interest	$0.01			$0.34

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in millions except unit and per unit data)

	Year Ended December 31, 2018
	Historical	Pro Forma Adjustments		Pro Forma
Sales	$3,497.5	$(444.2)	(g)	$3,053.3
Cost of sales	3,060.8	(441.5)	(g) (h)	2,619.3
Gross profit	436.7	(2.7)		434.0
Operating costs and expenses:
Selling	58.2	—		58.2
General and administrative	122.5	(0.4)	(g)	122.1
Transportation	137.2	(7.4)	(g)	129.8
Taxes other than income taxes	18.1	(2.7)	(g)	15.4
Loss on impairment and disposal of assets	—	(0.8)	(g)	(0.8)
Gain on sale of business, net	(4.8)	—		(4.8)
Other operating income	(17.4)	(3.4)	(g)	(20.8)
Operating income	122.9	12.0		134.9
Other income (expense):
Interest expense	(155.5)	5.7	(g)	(149.8)
Debt extinguishment costs	(58.8)	—		(58.8)
Gain on derivative instruments	33.8	—		33.8
Loss from unconsolidated affiliates	(3.7)	—		(3.7)
Gain on sale of unconsolidated affiliates	0.2	—		0.2
Other	10.8	(0.8)	(g)	10.0
Total other expense	(173.2)	4.9		(168.3)
Net loss from continuing operations before income taxes	(50.3)	16.9		(33.4)
Income tax expense from continuing operations	0.7	—		0.7
Net loss from continuing operations	(51.0)	16.9		(34.1)
Net loss from discontinued operations, net of tax	(4.1)	—		(4.1)
Net loss	$(55.1)	$16.9		$(38.2)
Allocation of Net loss:
Net loss	$(55.1)	$16.9		$(38.2)
Less:
General partner’s interest in net loss	(1.1)	0.3		(0.8)
Net loss available to limited partners	$(54.0)	$16.6		$(37.4)
Weighted average limited partner units outstanding:
Basic and diluted	77,943,992			77,943,992
Limited partners’ interest basic and diluted net loss per unit:
From continuing operations	$(0.64)			$(0.44)
From discontinued operations	$(0.05)			$(0.05)
Limited partners' interest	$(0.69)			$(0.49)

See accompanying notes to unaudited pro forma consolidated financial statements.

Note 1. Basis of Presentation

On November 10, 2019, a wholly owned subsidiary of the Company completed the sale to Starlight of all of the issued and outstanding membership interests in Calumet San Antonio, pursuant to the Purchase Agreement, for $63.0 million in cash minus an adjustment of $3.9 million for net working capital, inventories and reimbursement of certain transaction costs, with an effective date of November 1, 2019. Calumet San Antonio owns a refinery located in San Antonio, Texas and associated inventories, including the Elmendorf Terminal and related pipeline from the Elmendorf Terminal to the San Antonio Refinery. The San Antonio Transaction does not qualify as discontinued operations as it does not represent a strategic shift that will have a major effect on the Company's operations or financial results.

The Unaudited Pro Forma Consolidated Balance Sheet was derived from the Company’s historical consolidated financial statements. The Unaudited Pro Forma Consolidated Balance Sheet assumes the San Antonio Transaction occurred on June 30, 2019. The Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2019, the twelve months ended June 30, 2019 and the year ended December 31, 2018 give effect to the San Antonio Transaction as if it occurred as of January 1, 2018. The following unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and accompanying notes.

Assumptions and estimates underlying the pro forma adjustments are described in the notes below, which should be read in conjunction with the Unaudited Pro Forma Consolidated Statements of Operations and the Unaudited Pro Forma Consolidated Balance Sheet. Since the Unaudited Pro Forma Consolidated Statements of Operations and the Unaudited Pro Forma Consolidated Balance Sheet have been prepared based upon estimates and assumptions, the final amounts recorded may differ materially from the information presented.

Note 2. Pro Forma Adjustments and Assumptions

Adjustments to Unaudited Consolidated Balance Sheet

(a) Reflects the net sale proceeds received from the completed San Antonio Transaction.

Net Sale Proceeds
Sale price - base price	$63.0
Sale price - working capital, inventory, and reimbursement of certain of buyer’s transaction costs	(3.9)
Total proceeds	$59.1

Closing and transaction costs	$(2.3)
Payment for Settlement Agreement	(1.0)
Unrestricted cash	$55.8

(b) Reflects the adjustment to remove assets and liabilities sold in the San Antonio Transaction.

(c) Pro Forma Adjustments for other current liabilities consisted of the following:

Accrued Pipeline Agreement liability	$38.1
Accrued long-term throughput commitment	(1.8)
Accrued environmental liabilities	0.4
Total	$36.7

(d) Pursuant to the membership interest purchase agreement, the Company retains all liabilities incurred by the Company as of the closing date of the San Antonio Transaction relating to Renewable Identification Numbers with respect to compliance with the Renewable Fuel Standard for compliance year ending December 31, 2019. Accordingly, no adjustments have been made to the amounts included in the Company’s consolidated balance sheet as it relates to liabilities incurred by the Company for compliance with the Renewable Fuel Standard for compliance year ending December 31, 2019.

(e) The Company will retain certain throughput and deficiency agreements and is recognizing a liability of $18.8 million, in addition to the amount included in other current liabilities. In 2018, the Company entered into a long-term commitment in the form of a throughput and deficiency agreement for future transportation of West Texas crude oil via third-party pipeline facilities presently under construction. This agreement is not included in the sale of Calumet San Antonio and has a maximum present value liability of $20.6 million over its seven-year term. The Company is pursuing alternatives in an effort to offset a significant amount of the costs expected under this agreement. However, there can be no assurance that the Company will be successful in realizing the alternatives to reduce these costs. Consequently, in connection with the sale of Calumet San Antonio, the Company will record a liability of $20.6 million for the present value of the annual costs over its seven-year term.

(f) The following table presents the net loss of $7.5 million as a result of the completed San Antonio Transaction.

Total proceeds	$59.1
Add: Amount accrued for Pipeline Agreement liability	38.1
Less: Payment for Settlement Agreement	1.0
Less: Closing and transaction costs	2.3
Less: Carrying value of net assets disposed (1)	80.8
Less: Amount accrued for long-term throughput commitment (2)	20.6
Net loss	$(7.5)

(1) Carrying value of net assets disposed excludes amount accrued for the Pipeline Agreement liability and the long-term throughput commitment on the balance sheet date in relation to the Settlement Agreement.

(2) Retained commitment for long-term throughput and deficiency agreement reflects the maximum liability for commitments made and retained by the Company for future transportation of crude via facilities yet to be constructed and not reflected in the Company’s Consolidated Balance Sheet.

Adjustments to Unaudited Consolidated Statements of Operations

(g) Reflects the elimination of operating results of Calumet San Antonio. Selling and general and administrative expenses do not include expected reductions that will be realized once the transition services agreement is complete.

(h) Includes the gain related to a “small refinery exemption” of approximately 15 million Renewable Identification Numbers granted by the Environmental Protection Agency under the Renewable Fuel Standard for the full-year 2017, as provided for under the federal Clean Air Act, as amended.